EXHIBIT 99.1

ENTITY SUBSCRIPTION AGREEMENT – COMMON SHARES

Ladies and Gentlemen:

The undersigned (the “Shareholder”) acknowledges that TransGlobal Assets, Inc., a Nevada Corporation is offering for sale 3,000,000 shares of Common Shares (the “Shares”) for an aggregate purchase price of $15,000.00. The undersigned further acknowledges that the issuance of the Shares is part of an exempt offering up to $1,000,000 Dollars by the Corporation (the “504 Offering”) that is being made without registration of the Shares under the Securities Act of 1933 (the “’33 Act”), as amended by the Dodd-Frank Act and is being made only to “accredited investors” (as such term is defined in as defined in the rules to the ’33 Act) pursuant to Regulation D, Rule 504 and Sections 7309(b)(8) of the Delaware Securities Act (the “DSA”), and Section 510(a)(1) of Part E under the Rules and Regulations Pursuant to the DSA.

1)           Subscription.  Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes to the Shares in the amount set forth in the Investor Grid dated the same date herewith, which amount is payable as described in Section 4 hereof.

2)           Acceptance of Subscription and Issuance of Shares.  It is understood and agreed that the Corporation shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Corporation only when it is signed by a duly authorized officer of the Corporation, and delivered to the undersigned. Subscriptions need not be accepted in the order received, and the Shares may be allocated among subscribers. Notwithstanding anything in this Subscription Agreement (the “Agreement”) to the contrary, the Corporation shall have no obligation to issue Shares to any person who is a resident of a jurisdiction in which the issuance of the Shares to it would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).  It is intended that the Shares will only be issued to entities formed pursuant to the laws of the State of Delaware that maintain its principal place of business within the State of Delaware.

3)           The Closing.  The closing of the issuance of each of the Shares sold shall take place at the discretion of the Corporation and at such other time and place as the Corporation shall designate by notice to the undersigned (each, a “Closing”).

4)           Payment for Shares.  Payment for the Shares shall be received by the Corporation from the Investor by wire transfer of immediately available funds upon confirmation of the Shares receipt by the undersigned, in an amount as set forth in Appendix A hereto. The Corporation shall deliver the Shares, issued by the Corporation, to the undersigned following the Closing for such Shares.  In the event the Trading Price averages a more than ten percent (10%) decline for the time from the issuance of the shares from the Transfer Agent and the clearance of the shares by the undersigned’s broker (the “True-Up Price”), the Corporation shall issue to the Investor additional shares of Common Stock such that the Investor will have received the same number of Shares of Common Stock as if the True-Up Price had been the Market Price.

5)           Representations, Warranties and Covenants of the Undersigned.  The undersigned hereby represents and warrants to and covenants with the Corporation and each officer, director, and agent of the Corporation that:

5.1	General.

(a)           The undersigned has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by the undersigned hereunder.

(b)           The undersigned is an entity formed pursuant to the laws of the State of Delaware and maintains its principal place of business within the State of Delaware and/or the undersigned is an “accredited investor” as defined under Rule 501 of Regulation D and/or the Subscriber is an “institutional investor” as defined under Sections 7309(b)(8) of the DSA and Section 510(a)(1) of Part E under the DSA’s Rules and Regulations.

(c)           Each owner or member of the undersigned is an “accredited investor” as such term is defined in the rules to the ’33 Act (including the associated Rule 501(a) definition of same as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act, excluding the value of the personal residence of principals of the undersigned).

(d)           The undersigned will not engage in any activity that will constitute a distribution of the Shares and will not violate Regulation M or any other federal or state securities laws. The undersigned is experienced in such matters and understands the applicable laws and regulations.

(e)           The undersigned will not engage in shorting the stock of the Corporation.

5.2	Information Concerning the Corporation.

(a)           The undersigned understands that the investment in the Corporation through the Shares involves various risks.

(b)           The undersigned understands that no federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness or advisability of this investment.

(c)           The Corporation represents and warrants that, as of the date of this Agreement, (i) the Corporation is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “’34 Act”); (ii) the Corporation is not an investment company or a developmental stage “shell” or “blank check” company that either has no specific business plan or purpose or its business plan is to engage in a merger or acquisition with an unidentified company or entity; (iii) the Corporation has not sold securities pursuant to exemption under Rule 504 within the past twelve (12) calendar months in an aggregate dollar amount that would preclude the contemplated sales of Shares under that rule; (iv) the Corporation is otherwise in compliance with the requirements of Rule 504 of Regulation D with respect to the 504 Offering contemplated hereby; and (v) the Corporation is able to and does hereby offer and sell the Shares only to “accredited investors” in accordance with the provisions of Rule 504 and applicable state law.

5.3           Status of Undersigned.  The undersigned is an “accredited investor,” as such term is defined in as defined in the rules to the ’33 Act and described in 5.1 above.

5.4           Restrictions on Transfer or Sale of Securities.

(a)           The undersigned has not offered or sold any portion of the Shares to others or with a view to reselling or otherwise disposing of any portion of the Shares.

(b)           The undersigned acknowledges that the Corporation has the right in its sole and absolute discretion to abandon this Offering at any time prior to the Closing and to return the previously paid subscription amount as set forth in Appendix A hereto without interest or penalty thereon, to the undersigned.

6)           Conditions to Obligations of the Undersigned and the Corporation .  The obligations of the undersigned to purchase and pay for the Shares specified in Appendix A hereto and of the Corporation to issue the Shares are subject to the satisfaction at or prior to the Closing of the sale of each Share of the following conditions precedent:  (i) the representations and warranties of the undersigned contained in Section 5 hereof, shall be true and correct on and as of the Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing; and (ii) the undersigned shall complete, execute and deliver this Agreement and all documents contemplated hereby and provided for herein and shall have deposited the full purchase price for the Shares to be released to the Corporation in accordance with Section 4 above.

7)           Brokers or Finder’s Fees.  Neither the undersigned nor the Corporation has entered into any agreement to pay any broker’s or finder’s fee to any third party with respect to this Agreement or the transactions contemplated hereby.  The undersigned and the Corporation shall indemnify and hold each other harmless against any losses, claims, damages, liabilities or actions to which the other may become subject arising out of or based upon any broker’s or finder’s fees which are not the fault of such other party.

8)           Waiver; Amendment.  Neither this Agreement nor any provisions hereof shall be modified, amended, discharged or terminated except by an instrument in writing, signed by the party against whom any modification, amendment, discharge or termination is sought. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition.  No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same on any other term or condition of this Agreement on any future occasion.  All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

9)           Assignability.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Corporation (except to a subsidiary or parent entity of the Corporation) or the undersigned without the prior written consent of the other parties to this Agreement.

10)           Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER DETERMINED, IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE INTERNAL LAWS OF THE STATE OF DELAWARE TO THE RIGHTS AND DUTIES OF THE PARTIES; PROVIDED, HOWEVER, THAT ALL LAWS PERTAINING OR RELATING TO CORPORATE GOVERNANCE OF THE CORPORATION SHALL BE CONSTRUED ITS INCORPORATION WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE INTERNAL LAWS OF THE CORPORATION’S ASSOCIATED STATE OF INCORPORATION.

11)           Section and Other Headings.  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

12)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

13)           Notices.  All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the Corporation and the undersigned, to them at the addresses set forth on the signature page hereto; or at such other address as either party shall have specified by notice in writing to the other.

14)           Binding Effect.  The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

15)           Survival.  All representations, warranties and covenants contained in this Agreement shall survive (i) the acceptance of the subscription by the Corporation, (ii) changes in the transactions, documents and instruments described herein which are not material or which are to the benefit of the undersigned and (iii) the death or disability of the undersigned.

16)           Notification of Changes.  The undersigned hereby covenants and agrees to notify the Corporation upon the occurrence of any event prior to the Closing pursuant to this Agreement which would cause any representation, warranty or covenant of the undersigned contained in this Agreement to be false or incorrect.

17)           Entire Agreement.  This Agreement, including any appendices attached hereto, supersede all prior discussions and agreements among the parties hereto with respect to the subject matter hereof and thereof and contain the and entire agreement among the parties hereto with respect to the subject matter hereof and thereof.

18)           Expenses; Attorney’s Fees.  Except as otherwise expressly set forth herein, each party shall pay all expenses incurred by it or on its behalf in connection with this Agreement or any transaction contemplated hereby.

19)           Further Assurances.  Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

20) Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this __th day of August, 2011.

NAME OF INVESTOR:

Fairhills Capital Offshore
A Caymans Corporation with Offices in Delaware
1000 N. West Street
Suite 1200
Wilmington, DE  19801

EIN# of Corporation:                                           98-1012647

Investment Amount: $15,000.00 # Free-Trading Shares: 3,000,000

Certificate to be issued in the name of:   Fairhills Capital Offshore

IN WITNESS WHEREOF, the undersigned has executed this Agreement this 26th day of August, 2011.

Fairhills Capital Offshore
A Caymans Corporation with Offices in Delaware

By:  /s/ Edward Bronson
Edward Bronson, Managing Member

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Accepted by:

TransGlobal Assets, Inc.

By:   /s/Kent Strickler
Kent Strickler
President / CEO

Accepted:  this 26th day of August, 2011